UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 19, 2023

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware .	001-11596 .	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value, $.001 Per Share	PESI	NASDAQ Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Principal Officers.

Management Incentive Plans (“MIPs”)

On January 19, 2023, the Board of Directors (the “Board”) and the Compensation and Stock Option Committee (the “Compensation Committee”) of Perma-Fix Environmental Services, Inc. (the “Company”) approved individual MIPs for the calendar year 2023 for Mark Duff, our Chief Executive Officer (the “CEO”); Ben Naccarato, our Executive Vice President (“EVP”) and Chief Financial Officer (“CFO”); Dr. Louis Centofanti, our EVP of Strategic Initiatives; Andy Lombardo, our EVP of Nuclear and Technical Services; and Richard Grondin, our EVP of Waste Treatment Operations (collectively, the “Executive Officers”). Each of the MIPs is effective January 1, 2023 and applicable for the 2023 calendar year. Each MIP provides guidelines for the calculation of annual cash incentive-based compensation, subject to Compensation Committee oversight and modification.

The performance compensation under the MIP for each Executive Officers is based upon meeting certain separate target objectives during 2023 as described in the separate MIPs for each of the Executive Officers, attached to this Report as Exhibits 99.1 to 99.5, incorporated herein by reference.

All of the 2023 MIPs include revenue and EBITDA targets, which take into account the Board-approved budget for 2023 as well as the Compensation Committee’s expectation for performance that in its estimation would warrant payment of incentive cash compensation. In formulating such targets, the Compensation Committee and the Board considered 2022 results, economic conditions, potential continued impact of COVID-19 and forecasts for 2023 government spending. Other performance criteria for all Executive Officers other than the EVP of Nuclear and Technical Services include health, safety, and compliance statistics, as well as permit and license violations. In addition to performance targets for revenue, EBITDA, and health, safety, and compliance statistics, the 2023 MIP for the EVP of Nuclear and Technical Services includes a cost performance incentive for maintaining project performance metrics for all Firm Fixed Price task orders.

Total potential target performance compensation is determined based on the percentage of the target achieved. Assuming each target objective is achieved under the same range for each MIP, the total potential target performance compensation payable ranges from 25% to 150% of the 2023 base salary for the CEO ($93,717 to $562,304), 25% to 100% of the 2023 base salary for the CFO ($76,193 to $304,772), 25% to 100% of the 2023 base salary for the EVP of Strategic Initiatives ($63,495 to $253,980), 25% to 100% of the 2023 base salary for the EVP of Nuclear and Technical Services ($76,193 to $304,772), and 25% to 100% ($65,308 to $261,233) of the 2023 base salary for the EVP of Waste Treatment Operations.

Performance compensation amounts under the 2023 MIPs are to be paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2023.

The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described above, at any time and for any reason.

The total to be paid to the Executive Officers under the MIPs, in the aggregate, may not exceed 50% of the Company’s pre-tax net income prior to the calculation of performance compensation. Additionally, no performance incentive compensation will be payable for any of the performance targets unless a minimum of 75% of the EBITDA Target is achieved.

The descriptions of the 2023 MIPs contained herein are qualified by reference to the respective MIPs attached to this Report as exhibits 99.1 to 99.5.

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Incentive Stock Options (“ISOs”)

On January 19, 2023, the Compensation Committee and the Board approved the grant of ISOs to each of the Company’s Executive Officers for the purchase, under the Company’s 2017 Stock Option Plan, of up to the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), set forth in such officer’s respective Incentive Stock Option Agreement, as follows: CEO, 70,000 shares of Common Stock; CFO, 40,000 shares of Common Stock; EVP of Strategic Initiatives, 30,000 shares of Common Stock; EVP of Waste Treatment Operations, 30,000 shares of Common Stock; and EVP of Nuclear and Technical Services, 30,000 shares of Common Stock. Each of the ISOs has a term of six years, and vests 20% per year over a five-year period commencing on the first anniversary date of grant. The exercise price of each ISO is $3.95 per share, which is equal to the closing price of the Company’s Common Stock on the date of grant as quoted on Nasdaq.

The Incentive Stock Option Agreements are attached to this Report as Exhibits 99.6 to 99.10 and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

99.1	2023 Management Incentive Plan for Chief Executive Officer, approved January 19, 2023, but effective January 1, 2023.

99.2	2023 Management Incentive Plan for Chief Financial Officer, approved January 19, 2023, but effective January 1, 2023.

99.3	2023 Management Incentive Plan for EVP of Strategic Initiatives, approved January 19, 2023, but effective January 1, 2023.

99.4	2023 Management Incentive Plan for EVP of Nuclear and Technical Services, approved January 19, 2023, but effective January 1, 2023.

99.5	2023 Management Incentive Plan for EVP of Waste Treatment Operations, approved January 19, 2023, but effective January 1, 2023.

99.6	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and Chief Executive Officer, dated January 19, 2023.

99.7	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and Chief Financial Officer, dated January 19, 2023.

99.8	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and EVP of Strategic Initiatives, dated January 19, 2023.

99.9	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and EVP of Nuclear and Technical Services, dated January 19, 2023.

99.10	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and EVP of Waste Treatment Operations, dated January 19, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2023

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Executive Vice President and
Chief F1inancial Officer

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